Exhibit 10.19

This is a translation of the original text in Chinese

Intellectual Properties Purchase Option Agreement

This Intellectual Properties Purchase Option Agreement (this “Agreement”) is entered into on March 1, 2012 in Shenzhen, by and between:

Party A: Shenzhen Xunlei Networking Technologies Co., Ltd.

Legal Address: 7th and 8th Floor, Building 11, Shenzhen Software Park,  Ke Ji Zhong Er Road, Nanshan District, Shenzhen, Guangdong, PRC.

Party B: Giganology (Shenzhen) Ltd.

Legal Address: Room 802, Building 11, Shenzhen Software Park, Central District of High-tech Park, Nanshan District, Shenzhen, Guangdong, PRC.

(Collectively, the “Parties”)

Whereas:

1.                                      Party A and Party B have entered into, on September 16, 2005, an Exclusive Technology Consulting and Training Agreement and an Exclusive Technology Support and Services Agreement, and have entered into, on November 15, 2006, a Supplemental Agreement to the Exclusive Technology Consulting and Training Agreement, a Supplemental Agreement to the Exclusive Technology Support and Services Agreement, a Trademark and Domain Name Purchase Option Agreement and a Software Proprietary Technology License Contract and entered into, on January 2, 2011, a Supplemental Agreement to the Trademark and Domain Name Purchase Option Agreement (together with the Trademark and Domain Name Purchase Option Agreement, the “Original Purchase Option Agreement” ).

2.                                      Party A has the title or the application rights to the trademarks, domain names, copyrights and patents as set forth in the Schedule to this Agreement.

3.                                      To ensure the due performance of the abovementioned contracts and agreements as well as the good cooperative relationship between the Parties, Party A intends to grant Party B an option to purchase the Intellectual Properties (defined below) from Party A, each subject to the terms and conditions of this Agreement.

The Parties hereby agree:

1.                                      Grant of Call Option

Party A hereby grants Party B an irrevocable and exclusive call option (the “Option”), whereby Party B and/or any person nominated by Party B may purchase at any time during the Term of the Option (as defined below) the Trademarks, Domain Names from Party A the registered trademarks, domain names, copyrights and patents as set forth in the Schedule to this Agreement and all trademarks, domain names, copyrights and patents applied for registration after Party A’s execution of this Agreement, (collectively, “Intellectual Properties”), subject to the terms and conditions of this Agreement.

2.                                      Term of Option

Party B and/or any person nominated by Party B may exercise the Option within a term of ten (10) years from the date upon which this Agreement becomes effective (the “Term of the Option”). The Parties hereby agree that as long as the Intellectual Properties are not transferred to Party B and/or any person nominated by Party B and Party A is in existence, the Term of the Option will be automatically extended for another ten (10) years.

3.                                      Option Price

Party B will pay Party A at the time of Party B’s exercising of the Option RMB1.00 or the minimum consideration as permitted by the law then effective (the “Option Price”), which price includes (i) the price for grant of the Option from Party A to Party B under Article 1 of this Agreement; and (ii) the price to purchase the Intellectual Properties by Party B exercising the Option.

4.                                      Exercise of Option

4.1                               The Parties agree, subject to the permission by the PRC laws, Party B and/or any person nominated by Party B may exercise the all or any part of the Option at any time during the Term of the Option.

4.2                               Party B may transfer the Option or create any security interest in favor of any third party upon the Option, each without prior consent of Party A.

4.3                              Upon its exercising all or any part of the Option, Party B and/or any person nominated by Party B will issue a written notice to Party A setting forth the Intellectual Properties underlying the Option so exercised (the “Exercise Notice”).

4.4                               Upon receipt of the Exercise Notice, Party A will take all actions and sign all documents necessary to transfer the relevant Intellectual Properties to Party B and/or any person nominated by Party B, as well as to effect requisite re-registration procedures with competent intellectual property administrative agencies.

5.                                      Representations and Warranties

Party A hereby represents and warrants to Party B as follows:

5.1                               Unless with prior written consent from Party B, it is the legal and beneficial owner of the Intellectual Properties throughout the Term of the Option;

5.2                               There is no security or any other third-party interests created by it upon the Intellectual Properties;

5.3                               It grants the Option on exclusive basis and, without prior written consent from Party B, will not enter into any negotiation or agreement with any other party in respect of the transfer of the Intellectual Properties during the Term of the Option;

5.4                               It will use the Intellectual Properties legally and duly during the Term of the Option. During the term of this Agreement, it will not make any impairment to the validity or ownership of the Intellectual Properties, or take any action that may possibly contribute to or cause the de-registration of the Intellectual Properties;

5.5                               It will apply to the authorities in charge in a timely manner for the registration of all the intellectual properties that is related to its operation and it will ensure the intellectual properties that is registered or newly applied for registration do not infringe third party rights; in addition, Party A will actively and effectively defend any third party’s act or claim that infringes its own Intellectual Properties;

5.6                               None of its execution and performance of this Agreement will conflict with or breach any agreements to which it is a party or any Chinese laws and regulations;

5.7                               It will make active efforts to assist Party B in processing any and all procedures necessary to receive approval or complete re-registration for the exercise of the Option;

5.8                               It will make active efforts to cooperate with Party B such that Party B will obtain all the sole and exclusive purchase rights of the ownership and the application rights of the intellectual properties of Party A’s relevant subsidiaries and Party B to enter into the agreements in the form that is substantially the same as this Agreement with Party A’s relevant subsidiaries.

5.9                               It will be in compliance with Chinese laws and regulations throughout the Term of the Option;

5.10                        It will maintain its legal and valid existence and operations during the Term of the Option; and

5.11                        During the term of this Option, it will provide all documents and information requested by Party B and allow access to its business premises at any time by any employees or representatives of Party B.

6.                                      Confidentiality

6.1                               Each Party will, and will procure any of its agents, management or employees to, have the obligation to keep in confidence any and all information it receives from the other Party (the “Confidential Information”), and will not disclose any such information to any other party unless with consent of the other Party or as required by the order of any court, government or regulatory authority having jurisdiction.

6.2                               Notwithstanding the provisions under Section 6.1, the non-disclosure obligation provided hereunder is not applicable to any information which:

(a)                                 Is available to the public not by any willful misconduct, neglect or omission of the receiving Party or any of its agents, consultants, directors, officials, employees or representatives;

(b)                                 Is disclosed under requirements of applicable laws, or regulations or rules from competent government, statutory or regulatory agencies; and

(c)                                  Is disclosed by any Party to any of its banks, financial advisors, consultants, counsels or other advisors for purpose of this Agreement.

6.3                               Each of the Parties will take reasonable measures to ensure the Confidential Information is made available to its employees and directors only on as-need basis and such employees and directors are subject to similar non-disclosure obligations for the benefit of the Parties.

6.4                               The non-disclosure obligations under this Article 6 will survive the termination of this Agreement for unlimited time, unless any Confidential Information becomes available to the public as aforesaid.

7.                                      Events of Default

If Party A breaches any provision of this Agreement, it will be liable for any and all losses, damages, costs or expenses incurred by Party B.

8.                                      Termination

This Agreement may be terminated:

(1)                                 Upon expiration of the Term of the Option and Party B agrees to waive any extension thereof;

(2)                                 If all of the Party A’s equity interests have been transferred to Party B and/or any of its nominees; or

(3)                                 Upon agreement of the Parties in writing.

9.                                      Entire Agreement

This Agreement together with the schedules attached hereto constitute all agreements of the Parties on the subject matter of this Agreement, replacing and terminating any and all oral and written discussions, negotiations, notices, memorandums, documents and agreements made by the Parties on such subject matter, including the Original Purchase Option Agreement.  This Agreement may not be amended without consent of the Parties in writing.

10.                               Assignment

10.1                        Unless otherwise expressly provided under this Agreement, without the prior written consent of the other Party, neither Party may assign any of its rights and obligations under this Agreement to any third party.  Any attempt to assign any of its rights, obligations or liabilities under this Agreement by either Party without prior consent from the other Party is null and void.

10.2                        Notwithstanding the aforesaid, subject to all Parties’ consent, Party B may assign its rights and obligations to a third party without Party A’s written consent. Party A shall execute a necessary supplemental agreement with the assignee according to Party B’s request.

11.                               Further Warranties

Each of the Parties will, and will procure any other persons, companies or branches (if necessary) to, sign any other documents, agreements and deeds, and do any other actions and things within its powers, that are necessary to make the provisions of this Agreement have full effect.

12.                               Severability and Enforceability

12.1                     If one or more provisions under this Agreement is declared or held illegal or invalid by any competent authority officially or otherwise, or unenforceable under applicable laws of any jurisdiction, then:

(1)                                 This provision will be deemed severable from the remainder of this Agreement which will continue to have effect;

(2)                                 Without prejudice to the right of appealing to competent authority in respect of the status of such provision, such invalid and unenforceable provision will be excluded from this Agreement; provided, however, that if such exclusion will materially affect or change the commercial basis of this Agreement, the Parties will agree in good faith to replace the invalid or unenforceable provision with a new provision; provided, further, that such new provision will be effective, enforceable, and is capable to achieve the object most approximate to that of the invalid or unenforceable provision.

12.2                     If any applicable law prevents or restricts performance of all or any part of this Agreement, or affect any rights of any Party under this Agreement, the Parties agree to ensure full entitlement and performance of the rights and obligations under this Agreement by entering into another agreement containing commercials terms similar to those under this Agreement.

13.                               Notices

13.1                         All the notices given by each Party to the other Party under this Agreement shall be delivered to the following addresses of the other Party in person, or by facsimile, pre-paid registered mail or recognized courier.  Such addresses or facsimile numbers may be changed from time to time. The original address and facsimile number of each Party is:

Party A: Shenzhen Xunlei Networking Technologies Co., Ltd.

Telephone:

Facsimile:

Address:                         7 and 8 Floor, Building 11, Shenzhen Software Park,  Ke Ji Zhong

Er Road, Nanshan District, Shenzhen, Guangdong, PRC.

Party B:                           Giganology (Shenzhen) Ltd.

Telephone:

Facsimile:

Address:                         Room 802, Building 11, Shenzhen Software Park, Central District of

High-tech Park, Nanshan District, Shenzhen, Guangdong, PRC

13.2                        All notices and communications will be deemed given:

(1)                                 If by person, on the day it is delivered; or

(2)                                 If by pre-paid post, on the fifth (5) business day after it is mailed; or

(3)                                 If by facsimile, on the receipt of the reporting confirming successful transmission; or

(4)                                 If by express courier, on the third business day after it is deposited with the courier.

The notices or communications will be deemed given if there is evidence that it is delivered by person, or by a mail with the correct mailing address and postage prepaid, or by facsimile which is confirmed successful, or by courier when the package including the notice or communication is correctly addressed and deposited with the courier.

14.                               Waiver

Failure or delay to enforce any of its powers or remedies by any Party under this Agreement will not operate as its waiver of such powers or remedies.  Partial or single exercise of such powers or remedies will not prevent its other or further exercise of such powers or remedies.  The powers under this Agreement are accumulative and non-exclusive of any powers or remedies available under laws.

15.                               Governing Laws and Jurisdiction

15.1                        This Agreement is governed by and construed in accordance with the Chinese laws.

15.2                        Any dispute arising from the execution, performance, termination or validity of this Agreement or in connection with this Agreement shall be resolved by both Parties through friendly negotiations and, if negations fail, shall be submitted to China International Trade and Economic Arbitration Commission South China Sub-commission (“CIETAC South China Sub-commission”) for arbitration according to its then effective rules and proceeding. The arbitration shall be conducted in Shenzhen. There will be one arbitrator who shall be appointed by the CIETAC South China Sub-commission according to above mentioned rules and proceeding. The arbitral award is final and binding upon the Parties. Unless otherwise provided by the arbitral award, the losing Party shall assume all the costs and expenses of arbitration and reimburse all the costs and expenses of arbitration incurred by the winning Party. If either Party needs to file a lawsuit for enforcement of the arbitral award, the losing Party shall reimburse the other Party for all reasonable expenses and legal fee so incurred by the other Party. During the period from the submission of dispute for arbitration to the rendering of arbitral award, both Parties shall continue to perform their obligations hereunder without prejudice to the final judgment made based on the aforesaid arbitral award.

16.                               Counterpart

This Agreement may be signed in multiple counterparts. Each signed counterpart shall be deemed as a original copy of this Agreement. Each and all of the counterparts shall be deemed as identical legal documents.

17.                               Miscellaneous

17.1                        This Agreement is signed and become effective on the date first written above. The Parties agree and confirm the terms and conditions of this Agreement be effective from November 15, 2006. This Agreement shall replace the Original Purchase Option Agreement upon the effectiveness of this Agreement.

17.2                        This Agreement will be effective for ten (10) years from the date upon which this Agreement becomes effective. The Parties hereby agree that as long as the Intellectual Properties as specified in this Agreement are not transferred to Party B and/or any person nominated by Party B and Party A is in existence, this Agreement will be automatically extended for another ten (10) years.

17.3                        This Agreement is written in Chinese in two original copies with same legal effect, each Party holding one copy.

17.4                        Any matter that is not provided under this Agreement will be separately negotiated by the Parties.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

Party A: Shenzhen Xunlei Networking Technologies Co., Ltd.

By:	/s/ Zou Shenglong
Legal/Authorized representative (Affixed with the common seal)
[Affixed with company seal]

Party B: Giganology (Shenzhen) Ltd.

By:	/s/ Zou Shenglong
Legal/Authorized representative (Affixed with the common seal)
[Affixed with company seal]

Schedule 1 Trademarks

Part 1: Registered Trademarks

No.	Trademark	Category	Registration No.	Term of Exclusive Right
1.		42	4228848	2008.1.21-2018.1.20
2.		42	4228849	2008.3.14-2018.3.13
3.		42	4565655	2008.10.14-2018.10.13
4.		35	6161451	2010.8.21-2020.8.20
5.		38	6161452	2010.5.28-2020.5.27
6.		42	6161453	2010.8.21-2020.8.20
7.		41	6161454	2010.8.21-2020.8.20
8.		41	6161455	2010.6.7-2020.6.6
9.		35	6161456	2010.5.28-2020.5.27
10.		35	6163548	2010.6.7-2020.6.6
11.		38	6163549	2010.7.21-2020.7.20
12.		41	6163550	2010.6.7-2020.6.6
13.		35	6269813	2011.1.14-2021.1.13
14.		38	6269815	2011.3.14-2021.3.13
15.		41	6269816	2010.8.21-2020.8.20
16.		42	6269818	2010.6.21-2020.6.20
17.		9	6510368	2010.4.7-2020.4.6
18.		35	6510371	2010.7.14-2020.7.13
19.		38	6510372	2010.3.28-2020.3.27
20.		42	6510374	2010.7.21-2020.7.20
21.		9	6719175	2010.6.7-2020.6.6

No.	Trademark	Category	Registration No.	Term of Exclusive Right
22.		9	6719177	2010.6.7-2020.6.6
23.		9	6719180	2010.6.7-2020.6.6
24.		9	6719181	2010.6.7-2020.6.6
25.		35	6719185	2010.7.14-2020.7.13
26.		35	6719187	2010.7.14-2020.7.13
27.		35	6719188	2010.7.14-2020.7.13
28.		35	6719189	2010.7.14-2020.7.13
29.		38	6719192	2010.4.14-2020.4.13
30.		38	6719193	2010.4.14-2020.4.13
31.		38	6719195	2010.4.14-2020.4.13
32.		38	6719196	2010.4.14-2020.4.13
33.		41	6719197	2010.9.21-2020.9.20
34.		41	6719199	2010.9.21-2020.9.20
35.		41	6719200	2010.9.7-2020.9.6
36.		41	6719201	2010.9.7-2020.9.6
37.		42	6719205	2010.9.21-2020.9.20
38.		42	6719269	2010.9.21-2020.9.20
39.		42	6719270	2010.9.7-2020.9.6
40.		42	6719271	2010.9.7-2020.9.6
41.		9	6497668	2010.6.21-2020.6.20
42.		35	6497670	2010.7.7-2020.7.6
43.		38	6497671	2010.3.28-2020.3.27
44.		42	6497672	2010.7.14-2020.7.13

No.	Trademark	Category	Registration No.	Term of Exclusive Right
45.		23	8283886	2011.5.14-2021.5.13
46.		22	8283887	2011.5.14-2021.5.13
47.		21	8283888	2011.5.14-2021.5.13
48.		20	8283889	2011.5.14-2021.5.13
49.		19	8283890	2011.5.14-2021.5.13
50.		18	8283891	2011.5.14-2021.5.13
51.		17	8283892	2011.5.14-2021.5.13
52.		16	8283893	2011.6.14-2021.6.13
53.		15	8283894	2011.5.14-2021.5.13
54.		14	8283895	2011.5.14-2021.5.13
55.		12	8283896	2011.6.7-2021.6.6
56.		9	8283898	2011.5.14-2021.5.13
57.		8	8283899	2011.6.21-2021.6.20
58.		6	8283901	2011.11.21-2021.11.20

No.	Trademark	Category	Registration No.	Term of Exclusive Right
59.		5	8283902	2011.6.7-2021.6.6
60.		4	8283903	2011.5.14-2021.5.13
61.		2	8283904	2011.5.14-2021.5.13
62.		1	8283905	2011.5.14-2021.5.13
63.		45	8283966	2011.6.21-2021.6.20
64.		44	8283967	2011.10.21-2021.10.20
65.		43	8283968	2011.10.21-2021.10.20
66.		42	8283969	2011.5.14-2021.5.13
67.		41	8283970	2011.5.14-2021.5.13
68.		40	8283971	2011.7.28-2021.7.27
69.		37	8283973	2011.11.21-2021.11.20
70.		36	8283974	2011.10.21-2021.10.20
71.		35	8283975	2011.10.21-2021.10.20
72.		34	8283976	2011.9.28-2021.9.27

No.	Trademark	Category	Registration No.	Term of Exclusive Right
73.		32	8283977	2011.5.14-2021.5.13
74.		31	8283978	2011.8.28-2021.8.27
75.		30	8283979	2011.5.14-2021.5.13
76.		29	8283980	2011.8.21-2021.8.20
77.		28	8283981	2011.7.7-2021.7.6
78.		27	8283982	2011.5.14-2021.5.13
79.		26	8283983	2011.5.14-2021.5.13
80.		25	8283984	2011.7.7-2021.7.6
81.		24	8283985	2011.5.14-2021.5.13
82.		35	8568158	2011.10.7-2021.10.6
83.		38	8568178	2011.8.21-2021.8.20
84.		41	8568213	2011.8.21-2021.8.20
85.		42	8568240	2011.8.21-2021.8.20

No.	Trademark	Category	Registration No.	Term of Exclusive Right
86.		41	8689753	2011.10.7-2021.10.6
87.		41	8689758	2011.10.7-2021.10.6

Part 2: Trademarks applied for registration

No.	Trademark	Category	Registration No.	Date of Application
1.		7	8283900	2010.5.11
2.		39	8283972	2010.5.11
3.		38	8689759	2010.9.21
4.		38	8689761	2010.9.21
5.		41	9502435	2011.5.23
6.		41	9502469	2011.5.23
7.		41	9669716	2011.7.1
8.		41	9669779	2011.7.1

Part 3: Trademarks applied but rejected.

No.	Registration No.	Trademark	Category and Content
1.	8283897		Category 11: Refrigerator, Atomic piles, Disposable sterilization pouches, Oil lamp, gas lighter, Bath fittings, Bath tubs

No.	Registration No.	Trademark	Category and Content
2.	8574799		N/A
3.	8689764

Category 35: Providing business information and recommendations to customers (customer advisory institutions), business management for exclusive business, booking telecommunication services for others, sales promotions for others, data search in computer files (for others)

4.	8689762

Category 35: Providing business information and recommendations to customers (customer advisory institutions), business management for exclusive business, booking telecommunication services for others, sales promotions for others, data search in computer files (for others)

5.	6161450		Category 9: Cartoons
6.	6163547		Category 9: Cartoons
7.	6269810		Category 9: Cartoons
8.	6716723		Category 9: Cartoons
9.	6716725		Category 38: Television broadcasting
10.	6716726		Category 42: Material testing, Styling (industrial design), Meteorological information
11.	6716727		Category 42: Material testing, Styling (industrial design), Meteorological information

No.	Registration No.	Trademark	Category and Content
12.	7707023		Category 9: Set-Top Box, Amusement apparatus adapted for use with external screen or monitor receivers only

Schedule 2: Domain Names

No.	Domain Name	Expiry Date
1.	kankan.com	September 23, 2013
2.	sandai.net	January 27, 2014
3.	xunlei.com	January 12, 2014
4.	xunlei.net	March 6, 2013
5.	gigaget.com	December 16, 2013
6.	xlpan.com	November 3, 2013
7.	kanimg.com	November 29, 2012

Schedule 3: Copyrights

Part one: Software copyrights

No.	Certificate No.	Software	Registration No.	Date of Certification
1.	0295369	Xunlei Game Lobby [Abbreviation: Game Lobby]V2.1.18	2011SR031695	May 25, 2011
2.	081322	Xunlei WEB Download Software [Abbreviation: WEB Xunlei]V1.9.3.150	2007SR15327	October 8, 2007
3.	081323	Xunlei Client-side Software V5.7.1.338	2007SR15328	October 8, 2007
4.	086936	Xunlei Search Software V2.2 [Abbreviation: Gougou Search]	2007SR20941	December 28, 2007
5.	086937	Xunlei Media VOD Software[Abbreviation: Xunlei Kankan Software]V2.4	2007SR20942	December 28, 2007
6.	088732	Xunlei Diandianbo Software V1.1[Abbreviation: Xunlei Diandianbo]	2008SR01553	January 23, 2008
7.	091661	Xunlei International Gigaget Client-side Software V1.0.0.23[Abbreviation: Gigaget Software]	2008SR04482	February 28, 2008
8.	091662	Internet Bar Version Xunlei Download Management Software [Abbreviation: Internet Bar Version Xunlei] V1.1.9.41	2008SR04483	February 28, 2008
9.	096376	Xunlei Kankan Software V2.9 [Abbreviation: Xunlei Kankan]	2008SR09197	May 15, 2008
10.	099300	Internet Bar Version Xunlei Download Management Software V1.4.1.80	2008SR12121	June 27, 2008
11.	120894	nEOiMAGING Software[Abbreviation:	2008SR33715	December 11, 2008

No.	Certificate No.	Software	Registration No.	Date of Certification
		nEOiMAGING] V0.28
12.	0192835	Xunlei Client-side Software V5.8.7.625	2010SR004562	January 26, 2010
13.	0192901	Xunlei Client-side SoftwareV5.9.9.1118	2010SR004628	January 26, 2010
14.	0244120	Xunlei Kankan Player [Abbreviation: XMP] V3.5.0.413	2010SR055847	October 25, 2010
15.	0321535	Dachongfeng Game Software [Abbreviation: Dachongfeng] V1.0	2011SR057861	August 16, 2011
16.	094552	nEO iMAGING image processing software V0.23 [Abbreviation: nEO iMAGING]	2008SR07373	April 17, 2008

Part two: Production copyright:

No.	Certification No.	Product	Registration No.	Date of Certification
1.	00002050	Hummingbird	19-2010-F-01630	September 9, 2010

Schedule 4: Patent

Part 1: Registered patent

No.	Application No.	Patent name
1.	200710181572.4	A method and device for adjusting columns in webpages
2.	200710163428.8	A method and device for notification in downloading systems
3.	200710151548.6	A method, system and device for inter-entity internet data access
4.	200710165566.X	A method and system for storage of video and video description
5.	200710165968.X	A method, system and device for auto-modification of target downloaded document’s information
6.	200710187276.5	A method and device for sequencing based on search results of search engines
7.	200710187891.6	A method, system and device for access to internet resources
8.	200710182010.1	A method and system for webpage security scanning
9.	200710166581.6	A method and system for data transmission
10.	200710160609.5	A method, system and device for notification of updates of software versions
11.	200710199031.4	A guest, service, method and system of music search
12.	200710160608.0	A method, system and service for provision of text file information
13.	200710160610.8	A method, system and device for download
14.	200710199065.3	A method, system and device for capturing multimedia video
15.	200710301862.8	A method, system and device for adjusting load of information server
16.	200710166548.3	A method and device for identifying similar documents.
17.	200710161069.2	A method and system for screen protection
18.	200710194879.8	A method and device for webpage process
19.	200710195928.X	A method and device for confirming internet resources
20.	200710195771.0	A guest and method for filtering downloading task list
21.	200710307816.9	A method, server and system for search and provision of video files
22.	200710307847.4	A method, device and system for provision and replacement of data in webpages
23.	200810006656.9	A method and device for image stitching
24.	200810006092.9	A generation method for online player and a controlling method and device for online playing
25.	200710152523.8	A method and device for data downloading
26.	200710154686.X	A method, system and device for streaming media playing (name on certificate: A method of streaming media playing)
27.	200710163268.7	A method and device for document downloading
28.	200710181819.2	A device and system for data transmission among guests
29.	200810007395.2	A method, system and device for provision of multimedia

No.	Application No.	Patent name
		resources
30.	200810144403.8	A method for controlling of guest and frame data on online playing
31.	200810098121.9	A method and system for anycast of online video clips
32.	200810135454.4	A method and system for obtaining video resources and capturing time point
33.	200810134724.X	A method and device for confirming resource sign of document pack
34.	200810135541.X	A method and device for recognizing video files
35.	200810214377.1	A method, system and device for notification in downloading
36.	200810173240.6	A interactive method and terminus for video playing
37.	200810168365.X	A method and device for suppressing noises in night images
38.	200810168364.5	A method and device on image processing
39.	200810174241.2	A method and device for portrait buffing
40.	200810167112.0	A method and system for searching internet resources
41.	200810171815.0	A method and device for adjusting of digital image exposure
42.	200810180933.8	A method and device for image processing
43.	200810171621.0	A method and device for image processing
44.	200810175246.7	A method and device for image processing
45.	200810182924.2	A method, system and device for body text display
46.	200810185811.8	A method, system and device for controlling data traffic
47.	200810174242.7	A method and device for adding frame to images
48.	200810192933.X	A method and device for limiting internet speed
49.	200810186173.1	A method and device for changing color images to black and white images
50.	200810187559.4	A method and device for reading data
51.	200810188198.5	A method and system for play on request for video
52.	200810192935.9	A method and device for playing notification
53.	200810188199.X	A method and device for retrieval of multimedia resources
54.	200810185839.1	A method and device of confirming type of website

Part 2: Patent under application

No.	Application No.	Patent name
1.	200710160575.X	A method, system and device for information sharing
2.	200710195930.7	A method, system and device for choosing real names of resources
3.	200710301357.3	A method, system and device for display of downloading task list
4.	200710307848.9	A method for generation of signs and a method, system and device for downloading and storage of documents

No.	Application No.	Patent name
5.	200710307815.4	A method, system and device for downloading video files in segments
6.	201110105120.4	A method and device for search and establishing index for multimedia data
7.	200810093241.X	A method and device for confirming the corresponding relations between advertisement and advertisement drop point
8.	200810093407.8	A method, system and device for pushing content
9.	200810094686.X	A method, system and device for realization of advertisement
10.	200810145790.7	A method and device for confirming type of internet resources
11.	200810213937.1	A method and device for winding and recognize document packs
12.	200810149693.5	A method, device and system for judging validity of internet access
13.	200810223356.6	A method and device for confirming security of webpages
14.	200810167967.3	A method and device for obtaining resource sign of document pack
15.	200810185838.7	A method, device and system for internet instant messaging data transmission
16.	200810178930.0	A method and device for publishing video files
17.	200810192936.3	A method and system for auto-recommending internet information
18.	200810186297.X	A method, system and device for generating multiple addresses
19.	200810188196.6	A system for security information processing and a method for provision of security information
20.	200810188197.0	A method and device for downloading and playing of multimedia files
21.	200810189154.4	A method and device for data source recurrence
22.	200810189489.6	A method and device for realization of point to point net connection
23.	200810241040.X	A method and device for playing multimedia files
24.	201010212450.9	A method, system and device for downloading files
25.	201010223275.3	A method and device for developing widget
26.	201010111293.2	A method, device and guest for displaying files
27.	201110105116.8	A method and device for extracting video fingerprint
28.	201110229713.1	A method and device for data downloading

Part 3: Rejected patent application

No.	Application No.	Patent name
1.	200710162842.7	A method and device for searching
2.	200710182009.9	A terminus and a server, system and method for security information searching
3.	200710181569.2	A system and method for storage of streaming media files.
4.	200710162841.2	A method and system for uploading files
5.	200710196504.5	A method, system and device for classifying downloaded documents
6.	200710166549.8	A method and device for searching and killing virus in video files
7.	200710165969.4	A method and device for inter-cutting Flash in online video
8.	200710195567.9	A method and device for replying in forums
9.	200710160611.2	A method, system and device for obtaining file information
10.	200710301861.3	A method and device for subscription of downloading
11.	200710305672.3	A method, system and device for display of advertisement
12.	200710300676.2	A method, system and device for downloading resources
13.	200710195926.0	A method and device for confirming information published by internet
14.	200710195280.6	A method and device for controlling links
15.	200810087518.8	A method, system and device for fixing abnormal files
16.	200810088026.0	A method, system and device for calculating time for downloading and downloading of resources
17.	200710165676.6	A method, system and device for uploading files
18.	200710145614.9	A method and system for exporting genuine product information
19.	200710084661.7	A method and system of data downloading
20.	200810089170.6	A method, system, server and guest for provision and online playing of multimedia files
21.	200810089749.2	A method and device for adjusting webpage layout
22.	200810098228.3	A method, system and device for obtaining relevant information of files
23.	200810177518.7	A method and device for operating on downloaded documents
24.	200810178499.X	A method and device for clustering video resources
25.	200810179395.0	A method and device for confirming webpage targets
26.	200810185810.3	A method and system for confirming content of video files
27.	200810188841.4	A method and system for internet-based news recommendation
28.	200610062562.4	A method and system for searching of binary system files based on downloading engines

Supplemental Agreement to Intellectual Properties Purchase Option Agreement

This Supplemental Agreement to Intellectual Properties Purchase Option Agreement (this “Supplemental Agreement”), dated March 10, 2014, is made in Shenzhen by and between:

Party A: Shenzhen Xunlei Networking Technologies Co., Ltd.

Legal Address: 7th and 8th Floor, Building 11, Shenzhen Software Park,  Ke Ji Zhong Er Road, Nanshan District, Shenzhen, Guangdong, PRC.

Party B: Giganology (Shenzhen) Ltd.

Legal Address: Room 802, Building 11, Shenzhen Software Park, Central District of High-tech Park, Nanshan District, Shenzhen, Guangdong, PRC.

(Collectively, the “Parties”)

WHEREAS:

(1)                   The Parties have entered into an Intellectual Properties Purchase Option Agreement on March 1, 2012 (the “Original Intellectual Property Purchase Option Agreement”);

(2)                   The Parties through friendly negotiation and based on the principle of equality and mutual benefit, agree to enter into this Supplemental Agreement to amend and supplement the Original Intellectual Properties Purchase Option Agreement.

The Parties hereby agree:

1.                        To delete and replace Section 1 of the Original Intellectual Properties Purchase Option Agreement with the following provision:

1.  Grant of Purchase Option

Party A hereby grants Party B an irrevocable and exclusive call option (the “Option”), whereby Party B and/or any person nominated by Party B may purchase at any time during the Term of the Option (as defined below) from Party A the trade name, proprietary technology held by Party A, the registered trademarks, domain names, copyrights and patents held by Party A as set forth in the Schedule to this Agreement and all trademarks, domain names, copyrights and patents that will be submitted for registration after Party A’s execution of this Agreement, (collectively, “Intellectual Properties”), subject to the terms and conditions of this Agreement.

2.                        Unless otherwise stated in this Supplemental Agreement, the terms applied in this Supplemental Agreement have the same meaning as given to them in the Original Intellectual Properties Purchase Option Agreement.

3.                        This Supplemental Agreement becomes effective upon its execution by the Parties on the date first written above. This Supplemental Agreement is a supplement to the provisions in the Original Intellectual Properties Purchase Option Agreement and shall have the same legal effect as the Original Intellectual Property Purchase Option Agreement. This Supplemental Agreement shall prevail should there be any conflict with the Original Intellectual Property Purchase Option Agreement.

4.                        This Supplemental Agreement is executed in Chinese in two (2) counterparts with the same legal effect, each Party holding one counterpart.

[Remainder of this page intentionally left blank]

(Execution Page)

Party A: /s/ Giganology (Shenzhen) Ltd.

Party B: /s/ Shenzhen Xunlei Networking Technologies Co., Ltd.